Leases	12 Months Ended
Dec. 31, 2024
Leases [Abstract]
Leases

Note 6 – Leases

The Company had various leases in India that were classified as operating leases. The Company’s leases had terms that varied from 22 to 36 months. The Company used its expected incremental borrowing rate of 10.0% in determining the value of the right-of-use asset and lease liability associated with these leases. During December 2024, the Company exercised its termination rights under the leases and made final total payments of approximately $28,000 to terminate these leases. The total cash paid for operating leases (including termination payments) for 2024 and 2023 was approximately $103,000 and $46,000 and the operating lease cost recorded in the Consolidated Statements of Operations and Comprehensive Loss approximated $105,000 and $49,000, respectively. As of December 31, 2024, the Company has no operating leases in use and there are no future operating lease payments.